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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  July 20, 1995



                           BANK OF BOSTON CORPORATION
             (Exact name of registrant as specified in its charter)



Massachusetts                        1-6522                 04-2471221
(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                   File Number)            Identification No.)


100 Federal Street, Boston, Massachusetts                     02110
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200



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Item 5.  Other Events.
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    On July 20, 1995, Bank of Boston Corporation (the Corporation) issued a press release announcing its earnings for the quarter ended June 30, 1995. The financial information that is included herewith as Exhibit 99(a) was included in the Corporation's press release and is incorporated herein by reference.

    On July 27, 1995, the Corporation issued a press release announcing that it had increased its common dividend and declared preferred dividends. Included herewith as Exhibit 99(b) is the Corporation's press release related to dividends and such information is incorporated herein by reference.

    On July 27, 1995, the Corporation issued a press release announcing the retirement of Ira Stepanian as Chairman and Chief Executive Officer and the election of Charles K. Gifford as the Corporation's new Chairman and Chief Executive Officer. Included herewith as Exhibit 99(c) is the Corporation's press release related to these changes in management and such information is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.

99(a) Financial information included in the Corporation's Press Release dated July 20, 1995.
99(b) The Corporation's Press Release dated July 27, 1995 related to dividends. 99(c) The Corporation's Press Release dated July 27, 1995 related to management changes.
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                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BANK OF BOSTON CORPORATION



Dated:  August 2, 1995       /s/ William J. Shea
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                             William J. Shea
                             Vice Chairman,
                             Chief Financial Officer and Treasurer